EXHIBIT 10.3
September 18, 2013

Elizabeth Arden, Inc. 2400 SW 145th Avenue Miramar, Florida 33027 Attn: Oscar Marina

Re:

Amended and Restated Security Agreement dated as of January 29, 2001 (as the same may be amended from time to time, the "Security Agreement") among Elizabeth Arden, Inc. (the "Borrower") and the other Grantors party thereto (together with the Borrower, each a "Grantor" and collectively, the "Grantors") in favor of Collateral Agent

Ladies and Gentlemen:

Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Security Agreement.

The Grantors and the Administrative Agent hereby agree that the defined term "Borrower Obligations" set forth in Section 1.1(b) of the Security Agreement is amended in its entirety to read as follows:

     "Borrower Obligations": the Obligations, including, without limitation, the unpaid principal of and interest on the Loans and obligations relating to any Swingline Loans and any Letters of Credit and all other obligations and liabilities of the Borrower or any Subsidiary (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity thereof and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents, any Swingline Loan, any Letter of Credit or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

          The Security Agreement, as amended by this letter (this "Amendment Letter"), shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects. This Amendment Letter does not constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation of, the indebtedness and other obligations of any Grantor evidenced by or arising under the Security Agreement or any other Loan Document.

          Each Grantor represents and warrants that the execution and delivery by such Grantor of this Amendment Letter has been duly authorized by proper organizational proceedings of such Grantor and that this Amendment Letter, and the Security Agreement, as amended by this Amendment Letter, constitutes the legal, valid and binding obligations of such Grantor enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          This Amendment Letter shall become effective as of the date first above written (the "Effective Date") upon receipt by the Administrative Agent of counterparts of this Amendment Letter duly executed by each Grantor and the Required Banks. From and after the Effective Date, each reference in the Security Agreement to "this Security Agreement", "hereof", or "hereunder" or words of like import, and all references to the Security Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Security Agreement, as amended by this Amendment Letter.

          THIS AMENDMENT LETTER EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS WHETHER WRITTEN OR ORAL RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

          This Amendment Letter shall be governed by and construed in accordance with the laws of the State of New York (other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction). Without in any way limiting the preceding choice of law, the parties elect to be governed by New York law in accordance with, and are relying (at least in part) on, Section 5-1401 of the General Obligations Law of the State of New York. This Amendment Letter may be executed in one or more counterparts and on telecopied or other electronically reproduced counterparts each of which shall be deemed an original but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment Letter by telecopy or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment Letter.

Sincerely,

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and a Bank

By:	/s/ Christy West

Name:	Christy West, Authorized Officer

Accepted and agreed to as of the date first written above:

ELIZABETH ARDEN, INC., as Borrower

By:	/s/ Marcey Becker

FD MANAGEMENT, INC.

By:	/s/ Marcey Becker

Name:	Marcey W. Becker
Title:	Vice President

DF ENTERPRISE, INC.

By:	/s/ Marcey Becker

Name:	Marcey W. Becker
Title:	Vice President

ELIZABETH ARDEN INTERNATIONAL HOLDING, INC. (formerly FFI International, Inc.)

By:	/s/ Marcey Becker

Name:	Marcey W. Becker
Title:	Vice President

RDEN MANAGEMENT, INC.

By:	/s/ Marcey Becker

Name:	Marcey W. Becker
Title:	Vice President

ELIZABETH ARDEN (FINANCING), INC.

By:	/s/ Marcey Becker

Name:	Marcey W. Becker
Title:	Vice President

ELIZABETH ARDEN TRAVEL RETAIL, INC.

By:	/s/ Marcey Becker

Name:	Marcey W. Becker
Title:	Vice President

BANK OF AMERICA, N.A. (successor in interest by merger to Fleet National Bank), as Collateral Agent and a Bank

By:	/s/ Seth Tyminski

Name:	Seth Tyminski
Title:	Vice President

WELLS FARGO CAPITAL FINANCE, LLC (successor in interest to Wachovia Bank, National Association), as a Bank

By:	/s/ Mark Bradford

Name:	Mark Bradford
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION (successor in interest to National City Business Credit, Inc.) , as a Bank

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:
Name:
Title:

HSBC BANK USA, N.A., as a Bank

By:
Name:
Title:

HSBC BANK Plc, as a Bank

By:
Name:
Title:

HARRIS, N.A., as a Bank

By:	/s/ Kara Goodwin

Name:	Kara Goodwin
Title:	Director